RUSSELL INVESTMENT FUNDS

Supplement dated October 10, 2008 to

STATEMENT OF ADDITIONAL INFORMATION

Fund of Funds

DATED APRIL 30, 2008

As Supplemented SEPTEMBER 5, 2008

In the section entitled “Money Manager Information for the Underlying Funds” in the Fund of Funds SAI, the paragraph regarding Montag & Caldwell, Inc. under the heading “Multi-Style Equity Fund” is deleted and replaced with the following:

Montag & Caldwell, Inc. is a wholly-owned subsidiary of Fortis Bank SA/NV. Fortis Bank SA/NV is 99.93% owned by the government of Belgium (the Belgian State, through the SFPI (Federal Public Service for Participations and Investments)). The Belgian State has reached an agreement with BNP Paribas, a French Public Limited Company (société anonyme), on the subsequent transfer of 75% of Fortis Bank SA/NV; the Belgian State will continue to own the remaining 25% of the company. This transaction is expected to close by year end or first quarter of 2009.

RUSSELL INVESTMENT FUNDS

Supplement dated OCTOBER 10, 2008 to

STATEMENT OF ADDITIONAL INFORMATION

Non-Fund of Funds

DATED APRIL 30, 2008

As Supplemented SEPTEMBER 5, 2008

In the section entitled “Money Manager Information” in the Non-Fund of Funds SAI, the paragraph regarding Montag & Caldwell, Inc. under the heading “Multi-Style Equity Fund” is deleted and replaced with the following:

Montag & Caldwell, Inc. is a wholly-owned subsidiary of Fortis Bank SA/NV. Fortis Bank SA/NV is 99.93% owned by the government of Belgium (the Belgian State, through the SFPI (Federal Public Service for Participations and Investments)). The Belgian State has reached an agreement with BNP Paribas, a French Public Limited Company (société anonyme), on the subsequent transfer of 75% of Fortis Bank SA/NV; the Belgian State will continue to own the remaining 25% of the company. This transaction is expected to close by year end or first quarter of 2009.